EXHIBIT 10.21

AMENDMENT TO

EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (“Amendment”), dated as of October 26, 2004 (“Effective Date”), is entered into by and among PLACER SIERRA BANK, a California banking corporation (“Bank”) and PLACER SIERRA BANCSHARES (“PLSB”) (hereafter jointly as (“Employer”), and RANDALL REYNOSO (“Employee”).

A. Bank and Employee are parties to that certain Employment Agreement, dated October 28, 2003 and an amendment to that agreement dated June 1, 2004 (jointly as “Agreement”).

B. Bank is a wholly owned subsidiary of PLSB and Employer seek to confirm the employment status of Employee.

C. Employer and Employee desire to amend the Agreement as set forth in this Amendment.

Now, therefore, the Agreement is hereby amended as follows:

AMENDMENT

1. Additional Duties. Employee currently serves as the President and Chief Operating Officer of Bank. Employer and Employee hereby agree that Employee will also now assume the duties and title of President and Chief Operating Officer of PLSB. This Amendment will not alter Employee’s compensation or benefits which will continue to be received pursuant to the terms of the Agreement.

2. Affirmation. In order to induce each other to enter into this Amendment, the parties hereby confirm that all terms and provisions of the Agreement have been and continue to be in all respects in full force and effect, and no violation of the terms and conditions of the Agreement has occurred.

3. Amendment. Except as expressly set forth in this Amendment, this Amendment shall not alter, amend, or otherwise modify the terms and provisions of the Agreement. From and after the Effective Date, all references in the Agreement to “the Agreement,” “this Agreement” or any similar reference shall refer to the Agreement as amended by this Amendment. Capitalized words or terms used in this Amendment are defined words or terms, the definitions of which are set forth in the Agreement unless otherwise defined in this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Effective Date.

PLACER SIERRA BANK

By:	/s/ Ronald W. Bachli
	Chairman and CEO	/s/ Randall Reynoso
RANDALL REYNOSO

PLACER SIERRA BANCSHARES

By:	/s/ Ronald W. Bachli
Chairman and CEO